Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30,
	2025	2024	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$14,083	$14,201	$(118)	(0.8)%
International Package	4,485	4,370	115	2.6%
Supply Chain Solutions	2,653	3,247	(594)	(18.3)%
Total revenue	21,221	21,818	(597)	(2.7)%

Operating expenses:
U.S. Domestic Package	13,167	13,213	(46)	(0.3)%
International Package	3,813	3,652	161	4.4%
Supply Chain Solutions	2,419	3,009	(590)	(19.6)%
Total operating expenses	19,399	19,874	(475)	(2.4)%

Operating profit:
U.S. Domestic Package	916	988	(72)	(7.3)%
International Package	672	718	(46)	(6.4)%
Supply Chain Solutions	234	238	(4)	(1.7)%
Total operating profit	1,822	1,944	(122)	(6.3)%

Other income (expense):
Other pension income (expense)	38	67	(29)	(43.3)%
Investment income (expense) and other	40	70	(30)	(42.9)%
Interest expense	(238)	(212)	(26)	12.3%
Total other income (expense)	(160)	(75)	(85)	113.3%

Income before income taxes	1,662	1,869	(207)	(11.1)%

Income tax expense	379	460	(81)	(17.6)%

Net income	$1,283	$1,409	$(126)	(8.9)%

Net income as a percentage of revenue	6.0%	6.5%

Per share amounts:
Basic earnings per share	$1.51	$1.65	$(0.14)	(8.5)%
Diluted earnings per share	$1.51	$1.65	$(0.14)	(8.5)%

Weighted-average shares outstanding:
Basic	847	856	(9)	(1.1)%
Diluted	847	857	(10)	(1.2)%

Non-GAAP Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$982	$996	$(14)	(1.4)%
International Package	682	824	(142)	(17.2)%
Supply Chain Solutions	212	244	(32)	(13.1)%
Total operating profit	1,876	2,064	(188)	(9.1)%

Total other income (expense)	$(160)	$(69)	$(91)	131.9%
Income before income taxes	$1,716	$1,995	$(279)	(14.0)%
Net income	$1,312	$1,529	$(217)	(14.2)%

Basic earnings per share	$1.55	$1.79	$(0.24)	(13.4)%
Diluted earnings per share	$1.55	$1.79	$(0.24)	(13.4)%

(1) See Non-GAAP schedules for reconciliation of adjustments.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30,
	2025	2024	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,293	$2,309	$(16)	(0.7)%
Deferred	1,024	1,107	(83)	(7.5)%
Ground	10,484	10,703	(219)	(2.0)%
Cargo and Other	282	82	200	243.9%
Total U.S. Domestic Package	14,083	14,201	(118)	(0.8)%
International Package:
Domestic	830	770	60	7.8%
Export	3,484	3,437	47	1.4%
Cargo and Other	171	163	8	4.9%
Total International Package	4,485	4,370	115	2.6%
Supply Chain Solutions:
Forwarding	732	1,315	(583)	(44.3)%
Logistics	1,476	1,546	(70)	(4.5)%
Other	445	386	59	15.3%
Total Supply Chain Solutions	2,653	3,247	(594)	(18.3)%
Consolidated	$21,221	$21,818	$(597)	(2.7)%

Consolidated volume (in millions)	1,263	1,339	(76)	(5.7)%

Operating weekdays	64	64	—	0.0%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,429	1,559	(130)	(8.3)%
Deferred	825	991	(166)	(16.8)%
Ground	14,299	15,314	(1,015)	(6.6)%
Total U.S. Domestic Package	16,553	17,864	(1,311)	(7.3)%
International Package:
Domestic	1,507	1,485	22	1.5%
Export	1,681	1,584	97	6.1%
Total International Package	3,188	3,069	119	3.9%
Consolidated	19,741	20,933	(1,192)	(5.7)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$25.07	$23.14	$1.93	8.3%
Deferred	19.39	17.45	1.94	11.1%
Ground	11.46	10.92	0.54	4.9%
Total U.S. Domestic Package	13.03	12.35	0.68	5.5%
International Package:
Domestic	8.61	8.10	0.51	6.3%
Export	32.38	33.90	(1.52)	(4.5)%
Total International Package	21.14	21.42	(0.28)	(1.3)%
Consolidated	$14.34	$13.68	$0.66	4.8%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Second Quarter
(unaudited)

	Three Months Ended
	June 30,
	2025	2024	Change	% Change
(in millions)
Compensation and benefits	$11,626	$11,503	$123	1.1%
Repairs and maintenance	755	734	21	2.9%
Depreciation and amortization	936	887	49	5.5%
Purchased transportation	2,522	3,273	(751)	(22.9)%
Fuel	1,058	1,126	(68)	(6.0)%
Other occupancy	544	492	52	10.6%
Other expenses	1,958	1,859	99	5.3%
Total operating expenses	$19,399	$19,874	$(475)	(2.4)%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2025	2024	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$28,543	$28,467	$76	0.3%
International Package	8,858	8,626	232	2.7%
Supply Chain Solutions	5,366	6,431	(1,065)	(16.6)%
Total revenue	42,767	43,524	(757)	(1.7)%

Operating expenses:
U.S. Domestic Package	26,648	26,646	2	0.0%
International Package	7,545	7,252	293	4.0%
Supply Chain Solutions	5,086	6,069	(983)	(16.2)%
Total operating expenses	39,279	39,967	(688)	(1.7)%

Operating profit:
U.S. Domestic Package	1,895	1,821	74	4.1%
International Package	1,313	1,374	(61)	(4.4)%
Supply Chain Solutions	280	362	(82)	(22.7)%
Total operating profit	3,488	3,557	(69)	(1.9)%

Other income (expense):
Other pension income (expense)	75	134	(59)	(44.0)%
Investment income (expense) and other	82	121	(39)	(32.2)%
Interest expense	(460)	(407)	(53)	13.0%
Total other income (expense)	(303)	(152)	(151)	99.3%

Income before income taxes	3,185	3,405	(220)	(6.5)%

Income tax expense	715	883	(168)	(19.0)%

Net income	$2,470	$2,522	$(52)	(2.1)%

Net income as a percentage of revenue	5.8%	5.8%

Per share amounts:
Basic earnings per share	$2.91	$2.95	$(0.04)	(1.4)%
Diluted earnings per share	$2.91	$2.94	$(0.03)	(1.0)%

Weighted-average shares outstanding:
Basic	849	856	(7)	(0.8)%
Diluted	849	857	(8)	(0.9)%

Non-GAAP Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$1,993	$1,843	$150	8.1%
International Package	1,336	1,506	(170)	(11.3)%
Supply Chain Solutions	310	462	(152)	(32.9)%
Total operating profit	3,639	3,811	(172)	(4.5)%

Total other income (expense)	$(284)	$(146)	$(138)	94.5%
Income before income taxes	$3,355	$3,665	$(310)	(8.5)%
Net income	$2,582	$2,752	$(170)	(6.2)%

Basic earnings per share	$3.04	$3.21	$(0.17)	(5.3)%
Diluted earnings per share	$3.04	$3.21	$(0.17)	(5.3)%

(1) See Non-GAAP schedules for reconciliation of adjustments.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2025	2024	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$4,654	$4,625	$29	0.6%
Deferred	2,073	2,263	(190)	(8.4)%
Ground	21,193	21,465	(272)	(1.3)%
Cargo and Other	623	114	509	446.5%
Total U.S. Domestic Package	28,543	28,467	76	0.3%
International Package:
Domestic	1,601	1,528	73	4.8%
Export	6,928	6,787	141	2.1%
Cargo and Other	329	311	18	5.8%
Total International Package	8,858	8,626	232	2.7%
Supply Chain Solutions:
Forwarding	1,458	2,595	(1,137)	(43.8)%
Logistics	3,048	3,088	(40)	(1.3)%
Other	860	748	112	15.0%
Total Supply Chain Solutions	5,366	6,431	(1,065)	(16.6)%
Consolidated	$42,767	$43,524	$(757)	(1.7)%

Consolidated volume (in millions)	2,552	2,675	(123)	(4.6)%

Operating weekdays	126	127	(1)	(0.8)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,474	1,574	(100)	(6.4)%
Deferred	845	1,019	(174)	(17.1)%
Ground	14,672	15,376	(704)	(4.6)%
Total U.S. Domestic Package	16,991	17,969	(978)	(5.4)%
International Package:
Domestic	1,541	1,494	47	3.1%
Export	1,725	1,602	123	7.7%
Total International Package	3,266	3,096	170	5.5%
Consolidated	20,257	21,065	(808)	(3.8)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$25.06	$23.14	$1.92	8.3%
Deferred	19.47	17.49	1.98	11.3%
Ground	11.46	10.99	0.47	4.3%
Total U.S. Domestic Package	13.04	12.42	0.62	5.0%
International Package:
Domestic	8.25	8.05	0.20	2.5%
Export	31.87	33.36	(1.49)	(4.5)%
Total International Package	20.73	21.15	(0.42)	(2.0)%
Consolidated	$14.28	$13.71	$0.57	4.2%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2025	2024	Change	% Change
(in millions)
Compensation and benefits	$23,453	$23,142	$311	1.3%
Repairs and maintenance	1,487	1,452	35	2.4%
Depreciation and amortization	1,848	1,785	63	3.5%
Purchased transportation	5,252	6,519	(1,267)	(19.4)%
Fuel	2,116	2,186	(70)	(3.2)%
Other occupancy	1,151	1,056	95	9.0%
Other expenses	3,972	3,827	145	3.8%
Total operating expenses	$39,279	$39,967	$(688)	(1.7)%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Consolidated Balance Sheets
June 30, 2025 (unaudited) and December 31, 2024

	June 30, 2025	December 31, 2024
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$6,194	$6,112
Marketable securities	92	206
Accounts receivable, net	10,430	10,871
Other current assets	2,134	2,121
Total Current Assets	18,850	19,310
Property, Plant and Equipment, Net	37,711	37,179
Operating Lease Right-Of-Use Assets	3,979	4,149
Goodwill	4,806	4,300
Intangible Assets, Net	3,356	3,064
Deferred Income Tax Assets	142	112
Other Non-Current Assets	2,079	1,956
Total Assets	$70,923	$70,070

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$920	$1,838
Current maturities of operating leases	724	733
Accounts payable	6,040	6,302
Accrued wages and withholdings	3,223	3,655
Self-insurance reserves	1,087	1,086
Accrued group welfare and retirement plan contributions	1,079	1,390
Other current liabilities	1,167	1,437
Total Current Liabilities	14,240	16,441
Long-Term Debt and Finance Leases	23,820	19,446
Non-Current Operating Leases	3,445	3,635
Pension and Postretirement Benefit Obligations	6,398	6,859
Deferred Income Tax Liabilities	3,489	3,595
Other Non-Current Liabilities	3,754	3,351

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	84	136
Retained earnings	19,832	20,882
Accumulated other comprehensive loss	(4,175)	(4,309)
Deferred compensation obligations	4	7
Less: Treasury stock	(4)	(7)
Total Equity for Controlling Interests	15,750	16,718
Noncontrolling interests	27	25
Total Shareowners' Equity	15,777	16,743
Total Liabilities and Shareowners' Equity	$70,923	$70,070

Certain prior year amounts have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Six Months Ended
	June 30,
	2025	2024
Cash Flows From Operating Activities:
Net income	$2,470	$2,522
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	1,848	1,785
Pension and postretirement benefit expense	514	518
Pension and postretirement benefit contributions	(921)	(150)
Self-insurance reserves	169	(39)
Deferred tax (benefit) expense	(84)	72
Stock compensation expense (benefit)	16	3
Other (gains) losses	64	166
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	540	1,526
Other assets	(140)	73
Accounts payable	(442)	(685)
Accrued wages and withholdings	(447)	137
Other liabilities	(909)	(619)
Other operating activities	(12)	—
Net cash from operating activities	2,666	5,309

Cash Flows From Investing Activities:
Capital expenditures	(1,999)	(1,968)
Proceeds from disposal of businesses, property, plant and equipment	91	28
Purchases of marketable securities	(90)	(52)
Sales and maturities of marketable securities	205	2,715
Acquisitions, net of cash acquired	(479)	(66)
Other investing activities	(6)	(4)
Net cash (used in) from investing activities	(2,278)	653

Cash Flows From Financing Activities:
Net change in short-term debt	—	(1,272)
Proceeds from long-term borrowings	4,153	2,785
Repayments of long-term borrowings	(1,062)	(1,508)
Purchases of common stock	(1,000)	—
Issuances of common stock	102	131
Dividends	(2,697)	(2,701)
Other financing activities	(15)	(202)
Net cash used in financing activities	(519)	(2,767)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	213	(72)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash, including cash classified within current assets held for sale	82	3,123
Less: net (increase) decrease in cash classified within current assets held for sale	—	10
Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	82	3,113
Cash, Cash Equivalents and Restricted Cash:
Beginning of period	6,112	3,206
End of period	$6,194	$6,319
Certain prior year amounts have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Six Months Ended
	June 30,
	2025	2024
Cash flows from operating activities	$2,666	$5,309
Capital expenditures	(1,999)	(1,968)
Proceeds from disposals of property, plant and equipment	91	28
Other investing activities	(16)	(4)
Free Cash Flow (Non-GAAP measure)	$742	$3,365
Certain prior year amounts have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
June 30,
(amounts in millions)	2025	2024		2025	2024
Operating Profit (GAAP)	$1,822	$1,944	Operating Margin (GAAP)	8.6%	8.9%

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Business portfolio review	(18)	(10)	Business portfolio review	(0.1)%	—%
Financial systems	15	13	Financial systems	0.1%	0.1%
Transformation 2.0 total	(3)	3	Transformation 2.0 total	—%	0.1%

Fit to Serve	9	24	Fit to Serve	—%	0.1%

Network Reconfiguration and Efficiency Reimagined	68	—	Network Reconfiguration and Efficiency Reimagined	0.3%	—%

Total Transformation Strategy Costs	74	27	Total Transformation Strategy Costs	0.3%	0.2%
Gain on Divestiture (1)	(20)	—	Gain on Divestiture (1)	(0.1)%	—%
Expense for Regulatory Matter (2)	—	5	Expense for Regulatory Matter (2)	—%	—%
One-Time Payment for Int'l Regulatory Matter (3)	—	88	One-Time Payment for Int'l Regulatory Matter (3)	—%	0.4%

Non-GAAP Adjusted Operating Profit	$1,876	$2,064	Non-GAAP Adjusted Operating Margin	8.8%	9.5%

(amounts in millions)	2025	2024
Other Income (Expense) (GAAP)	$(160)	$(75)

One-Time Payment for Int'l Regulatory Matter (3)	—	6

Non-GAAP Adjusted Other Income (Expense)	$(160)	$(69)

(1) Reflects pre-tax gain of $20 million on the divestiture of a business within Supply Chain Solutions.
(2) Reflects expense related to the settlement of a regulatory matter.
(3) Reflects a pre-tax one-time payment for an international regulatory matter of $88 million and related interest of $6 million.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
June 30,
(amounts in millions)	2025	2024	(amounts in millions)	2025	2024
Income Before Income Taxes (GAAP)	$1,662	$1,869	Income Tax Expense (GAAP)	$379	$460

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Business portfolio review	(18)	(10)	Business portfolio review	(5)	(2)
Financial systems	15	13	Financial systems	4	3
Transformation 2.0 total	(3)	3	Transformation 2.0 total	(1)	1

Fit to Serve	9	24	Fit to Serve	2	5

Network Reconfiguration and Efficiency Reimagined	68	—	Network Reconfiguration and Efficiency Reimagined	16	—

Total Transformation Strategy Costs	74	27	Total Transformation Strategy Costs	17	6
			Gain on Divestiture (1)	(5)	—
Gain on Divestiture (1)	(20)	—	Reversal of Income Tax Valuation Allowance (4)	13	—
Expense for Regulatory Matter (2)	—	5
One-Time Payment for Int'l Regulatory Matter (3)	—	94	Non-GAAP Adjusted Income Tax Expense	$404	$466

Non-GAAP Adjusted Income Before Income Taxes	$1,716	$1,995

(1) Reflects pre-tax gain of $20 million on the divestiture of a business within Supply Chain Solutions.
(2) Reflects expense related to the settlement of a regulatory matter.
(3) Reflects a pre-tax one-time payment for an international regulatory matter of $88 million and related interest of $6 million.
(4) Reflects the partial reversal of an income tax valuation allowance.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
June 30,
(amounts in millions)	2025	2024		2025	2024
Net Income (GAAP)	$1,283	$1,409	Diluted Earnings Per Share (GAAP)	$1.51	$1.65

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Business portfolio review	(13)	(8)	Business portfolio review	(0.01)	(0.01)
Financial systems	11	10	Financial systems	0.01	0.01
Transformation 2.0 total	(2)	2	Transformation 2.0 total	—	—

Fit to Serve	7	19	Fit to Serve	0.01	0.02

Network Reconfiguration and Efficiency Reimagined	52	—	Network Reconfiguration and Efficiency Reimagined	0.07	—

Total Transformation Strategy Costs	57	21	Total Transformation Strategy Costs	0.08	0.02
Gain on Divestiture (1)	(15)	—	Gain on Divestiture (1)	(0.02)	—
Expense for Regulatory Matter (2)	—	5	Expense for Regulatory Matter (2)	—	0.01
One-Time Payment for Int'l Regulatory Matter (3)	—	94	One-Time Payment for Int'l Regulatory Matter (3)	—	0.11
Reversal of Income Tax Valuation Allowance (4)	(13)	—	Reversal of Income Tax Valuation Allowance (4)	(0.02)	—

Non-GAAP Adjusted Net Income	$1,312	$1,529	Non-GAAP Adjusted Diluted Earnings Per Share	$1.55	$1.79

(1) Reflects pre-tax gain of $20 million and related tax effect on the divestiture of a business within Supply Chain Solutions.
(2) Reflects expense related to the settlement of a regulatory matter.
(3) Reflects a pre-tax one-time payment for an international regulatory matter of $88 million and related interest of $6 million.
(4) Reflects the partial reversal of an income tax valuation allowance.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures by Segment
(unaudited)

Three Months Ended
June 30,
	2025	2024		2025	2024		2025	2024
U.S. Domestic Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$13,167	$13,213	(0.3)%	$916	$988	(7.3)%	6.5%	7.0%

Adjusted for:
Transformation Strategy Costs	(66)	(8)		66	8		0.5%	—%

Non-GAAP Adjusted Measure	$13,101	$13,205	(0.8)%	$982	$996	(1.4)%	7.0%	7.0%

	2025	2024		2025	2024		2025	2024
International Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$3,813	$3,652	4.4%	$672	$718	(6.4)%	15.0%	16.4%

Adjusted for:
Transformation Strategy Costs	(10)	(18)		10	18		0.2%	0.4%
One-Time Payment for Int'l Regulatory Matter	—	(88)		—	88		—%	2.1%
Non-GAAP Adjusted Measure	$3,803	$3,546	7.2%	$682	$824	(17.2)%	15.2%	18.9%

	2025	2024		2025	2024		2025	2024
Supply Chain Solutions	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$2,419	$3,009	(19.6)%	$234	$238	(1.7)%	8.8%	7.3%

Adjusted for:
Transformation Strategy Costs	2	(1)		(2)	1		(0.1)%	—%
Gain on Divestiture	20	—		(20)	—		(0.7)%	—%
Expense for Regulatory Matter	—	(5)		—	5		—%	0.2%

Non-GAAP Adjusted Measure	$2,441	$3,003	(18.7)%	$212	$244	(13.1)%	8.0%	7.5%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures - U.S. Domestic Cost Per Piece
(unaudited)

	Three Months Ended
	June 30,
	2025	2024	% Change
Operating Days	64	64
Average Daily U.S. Domestic Package Volume (in thousands)	16,553	17,864
U.S. Domestic Package Cost Per Piece (GAAP)	$12.18	$11.48	6.1%

Transformation Strategy Costs	(0.06)	—

U.S. Domestic Package Non-GAAP Adjusted Cost Per Piece	$12.12	$11.48	5.6%

Note: Cost per piece excludes expense associated with cargo and other activity.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Six Months Ended
June 30
(amounts in millions)	2025	2024		2025	2024
Operating Profit (GAAP)	$3,488	$3,557	Operating Margin (GAAP)	8.2%	8.2%

Transformation Strategy Costs:			Transformation Strategy Costs:

Transformation 2.0			Transformation 2.0
Business portfolio review	(18)	(5)	Business portfolio review	(0.1)%	—%
Financial systems	31	29	Financial systems	0.1%	0.1%
Transformation 2.0 total	13	24	Transformation 2.0 total	—%	0.1%

Fit to Serve	28	49	Fit to Serve	0.1%	0.1%

Network Redesign and Efficiency Reimagined	91	—	Network Redesign and Efficiency Reimagined	0.2%	—%

Total Transformation Strategy Costs	132	73	Total Transformation Strategy Costs	0.3%	0.2%
Gain on Divestiture (1)	(20)	—	Gain on Divestiture (1)	(0.1)%	—%
Goodwill and Asset Impairment Charges (4), (5)	39	48	Goodwill and Asset Impairment Charges (4), (5)	0.1%	0.1%
Expense for Regulatory Matter (2)	—	45	Expense for Regulatory Matter (2)	—%	0.1%
One-Time Payment for Int'l Regulatory Matter (3)	—	88	One-Time Payment for Int'l Regulatory Matter (3)	—%	0.2%

Non-GAAP Adjusted Operating Profit	$3,639	$3,811	Non-GAAP Adjusted Operating Margin	8.5%	8.8%

(amounts in millions)	2025	2024
Other Income (Expense) (GAAP)	$(303)	$(152)

Goodwill and Asset Impairment Charges (4), (5)	19	—
One-Time Payment for Int'l Regulatory Matter (3)	—	6

Non-GAAP Adjusted Other Income (Expense)	$(284)	$(146)

(1) Reflects a pre-tax gain of $20 million on the divestiture of a business within Supply Chain Solutions.
(2) Reflects expense related to the settlement of a regulatory matter.
(3) Reflects a pre-tax one-time payment for an international regulatory matter of $88 million and related interest of $6 million.
(4) Reflects pre-tax impairment charges of $41 million for acquired trade names within Supply Chain Solutions and $7 million for software licenses in 2024.
(5) Reflects impairment charges for long-lived assets and related tax effect charges for a business within Supply Chain Solutions and the write-down of an equity investment in 2025.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Six Months Ended
June 30
(amounts in millions)	2025	2024	(amounts in millions)	2025	2024
Income Before Income Taxes (GAAP)	$3,185	$3,405	Income Tax Expense (GAAP)	$715	$883

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Business portfolio review	(18)	(5)	Business portfolio review	(5)	(1)
Financial systems	31	29	Financial systems	8	7
Transformation 2.0 total	13	24	Transformation 2.0 total	3	6

Fit to Serve	28	49	Fit to Serve	6	11

Network Redesign and Efficiency Reimagined	91	—	Network Redesign and Efficiency Reimagined	22	—

Total Transformation Strategy Costs	132	73	Total Transformation Strategy Costs	31	17

Gain on Divestiture (1)	(20)	—	Gain on Divestiture (1)	(5)	—
Goodwill and Asset Impairment Charges (4), (5)	58	48	Goodwill and Asset Impairment Charges (4),(5)	9	13
Expense for Regulatory Matter (2)	—	45	Reversal of Income Tax Valuation Allowance (6)	23	—
One-Time Payment for Int'l Regulatory Matter (3)	—	94
			Non-GAAP Adjusted Income Tax Expense	$773	$913
Non-GAAP Adjusted Income Before Income Taxes	$3,355	$3,665

(1) Reflects a pre-tax gain of $20 million on the divestiture of a business within Supply Chain Solutions.
(2) Reflects expense related to the settlement of a regulatory matter.
(3) Reflects a pre-tax one-time payment for an international regulatory matter of $88 million and related interest of $6 million.
(4) Reflects pre-tax impairment charges of $41 million for acquired trade names within Supply Chain Solutions and $7 million for software licenses in 2024.
(5) Reflects impairment charges for long-lived assets and related tax effect charges for a business within Supply Chain Solutions and the write-down of an equity investment in 2025.
(6) Reflects the partial reversal of an income tax valuation allowance.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Six Months Ended
June 30
(amounts in millions)	2025	2024		2025	2024
Net Income (GAAP)	$2,470	$2,522	Diluted Earnings Per Share (GAAP)	$2.91	$2.94

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Business portfolio review	(13)	(4)	Business portfolio review	(0.02)	—
Financial systems	23	22	Financial systems	0.03	0.03
Transformation 2.0 total	10	18	Transformation 2.0 total	0.01	0.03

Fit to Serve	22	38	Fit to Serve	0.03	0.04

Network Redesign and Efficiency Reimagined	69	—	Network Redesign and Efficiency Reimagined	0.08	—

Total Transformation Strategy Costs	101	56	Total Transformation Strategy Costs	0.12	0.07

Gain on Divestiture (1)	(15)	—	Gain on Divestiture (1)	(0.02)	—
Goodwill and Asset Impairment Charges (4), (5)	49	35	Goodwill and Asset Impairment Charges (4), (5)	0.06	0.04
Expense for Regulatory Matter (2)	—	45	Expense for Regulatory Matter (2)	—	0.05
One-Time Payment for Int'l Regulatory Matter (3)	—	94	One-Time Payment for Int'l Regulatory Matter (3)	—	0.11
Reversal of Income Tax Valuation Allowance (6)	(23)	—	Reversal of Income Tax Valuation Allowance (6)	(0.03)	—

Non-GAAP Adjusted Net Income	$2,582	$2,752	Non-GAAP Adjusted Diluted Earnings Per Share	$3.04	$3.21

(1) Reflects a pre-tax gain of $20 million on the divestiture of a business within Supply Chain Solutions.
(2) Reflects expense related to the settlement of a regulatory matter.
(3) Reflects a pre-tax one-time payment for an international regulatory matter of $88 million and related interest of $6 million.
(4) Reflects pre-tax impairment charges of $41 million for acquired trade names within Supply Chain Solutions and $7 million for software licenses in 2024.
(5) Reflects impairment charges for long-lived assets and related tax effect charges for a business within Supply Chain Solutions and the write-down of an equity investment in 2025.
(6) Reflects the partial reversal of an income tax valuation allowance.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures by Segment
(unaudited)

Six Months Ended
June 30
	2025	2024		2025	2024		2025	2024
U.S. Domestic Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$26,648	$26,646	—%	$1,895	$1,821	4.1%	6.6%	6.4%

Adjusted for:
Transformation Strategy Costs	(98)	(17)		98	17		0.4%	0.1%
Goodwill and Asset Impairment Charges	—	(5)		—	5		—%	—%

Non-GAAP Adjusted Measure	$26,550	$26,624	(0.3)%	$1,993	$1,843	8.1%	7.0%	6.5%

	2025	2024		2025	2024		2025	2024
International Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$7,545	$7,252	4.0%	$1,313	$1,374	(4.4)%	14.8%	15.9%

Adjusted for:
Transformation Strategy Costs	(23)	(42)		23	42		0.3%	0.6%
Goodwill and Asset Impairment Charges	—	(2)		—	2		—%	—%
One-Time Int'l Regulatory Matter	—	(88)		—	88		—%	1.0%

Non-GAAP Adjusted Measure	$7,522	$7,120	5.6%	$1,336	$1,506	(11.3)%	15.1%	17.5%

	2025	2024		2025	2024		2025	2024
Supply Chain Solutions	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$5,086	$6,069	(16.2)%	$280	$362	(22.7)%	5.2%	5.6%

Adjusted for:
Transformation Strategy Costs	(11)	(14)		11	14		0.2%	0.2%
Gain on Divestiture	20	—		(20)	—		(0.4)%	—%
Goodwill and Asset Impairment Charges	(39)	(41)		39	41		0.8%	0.7%
Expense for Regulatory Matter	—	(45)		—	45		—%	0.7%

Non-GAAP Adjusted Measure	$5,056	$5,969	(15.3)%	$310	$462	(32.9)%	5.8%	7.2%

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures - U.S. Domestic Cost Per Piece
(unaudited)

	Six Months Ended
	June 30
	2025	2024	% Change
Operating Days	126	127
Average Daily U.S. Domestic Package Volume (in thousands)	16,991	17,969
U.S. Domestic Package Cost Per Piece (GAAP)	$12.20	$11.63	4.9%

Transformation Strategy Costs	(0.05)	(0.01)

U.S. Domestic Package Non-GAAP Adjusted Cost Per Piece	$12.15	$11.62	4.6%

Note: Cost per piece excludes expense associated with cargo and other activity.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Aircraft Fleet - As of June 30, 2025
(unaudited)

Description	UPS Owned and/or Operated	Charters & Leases Operated by Others	On Order	Under Option

Boeing 757-200	75	—	—	—
Boeing 767-300	85	—	22	—
Boeing 767-300BCF	6	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11(1)	27	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	30	—	—	—
Other	—	233	—	—
Total	292	233	22	—

(1) None of the MD-11 aircraft shown above have been retired from operational use as of June 30, 2025. We anticipate retiring one (1) of the MD-11 aircraft shown above during 2025.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.